                                                                 EXHIBIT m(6)(b)


                                 AMENDMENT NO. 1

                                       TO

                            MASTER DISTRIBUTION PLAN

                                       OF

                         AIM INVESTMENT SECURITIES FUNDS

                                (CLASS B SHARES)


                               (DISTRIBUTION FEE)


         The Master Distribution Plan (the "Plan") dated September 28, 1998, pursuant to Rule 12b-1 of AIM Investment Securities Funds, a Delaware business trust, is hereby amended as follows:

                  Schedule A of the Plan is hereby deleted in its entirety and replaced with the following:


                                   "SCHEDULE A
                                       TO
                            MASTER DISTRIBUTION PLAN
                                       OF
                         AIM INVESTMENT SECURITIES FUNDS
                                (CLASS B SHARES)

                               (DISTRIBUTION FEE)

                                         MAXIMUM ASSET-             MAXIMUM             MAXIMUM
                                          BASED SALES               SERVICE            AGGREGATE
             FUND                           CHARGE                    FEE              ANNUAL FEE
             ----                        --------------             -------            ----------
AIM High Yield Fund                          0.75%                    0.25%               1.00%
  (Class B Shares)

AIM High Yield Fund II                       0.75%                    0.25%               1.00%
  (Class B Shares)

AIM Income Fund
  (Class B Shares)

AIM Intermediate Government Fund             0.75%                    0.25%               1.00%
  (Class B Shares)

AIM Money Market Fund                        0.75%                    0.25%               1.00%
  (Class B Shares)

AIM Municipal Bond Fund                      0.75%                    0.25%               1.00%"
  (Class B Shares)

         All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: June 1, 2000
       ---------------------
                                               AIM INVESTMENT SECURITIES FUNDS
                                               (on behalf of its Class B Shares)


Attest:  /s/ KATHLEEN J. PFLUEGER              By: /s/ CAROL F. RELIHAN
         ---------------------------------         ----------------------------
         Assistant Secretary                       Senior Vice President


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